Supplement dated September 10, 2021 to the Wilmington Funds Prospectus dated August 31, 2021, as supplemented

Wilmington Diversified Income Fund

At a meeting of the Board of Trustees (the “Board”) of Wilmington Funds (the “Trust”) held on September 9, 2021, the Board approved certain changes to the principal investment strategies of the Wilmington Diversified Income Fund (the “Fund”), a series of the Trust, which changes are anticipated to take effect on or about November 19, 2021, or as soon thereafter as is reasonably practicable (the “Effective Date”). Specifically, while the Fund currently invests in a portfolio of dividend-yielding equities implementing Wilmington Trust Investment Advisors’ Enhanced Dividend Income Strategy (“EDIS”), fixed income securities, and real assets, as of the Effective Date, the Fund will invest entirely pursuant to the EDIS strategy. Also, as of the Effective Date, the Fund’s name will change to the “Wilmington Enhanced Dividend Income Strategy Fund.”

Please keep this Supplement for future reference.